UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 1, 2021

THRYV HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35895	13-2740040
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 West Airfield Drive P.O. Box 619810 DFW Airport, Texas	75261
(Address of Principal Executive Offices)	(Zip Code)

(972) 453-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	THRY	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On March 1, 2021, Thryv Holdings, Inc. (the “Company”) entered into a Share Purchase Agreement and completed the acquisition of Sunshine NewCo Pty Ltd and Sensis Holding Limited (the “Acquisition”). Historically, Sensis Holding Limited and Sunshine Newco Pty owned 70% and 30% of the Sensis operating companies, respectively. On March 2, 2021, the Company filed a Current Report on Form 8-K reporting on the Acquisition (the “Current Report”).

The purpose of this amendment to the Current Report is to include the financial statements and the pro forma financial information relating to the Acquisition required under Item 9.01 of Form 8-K that were previously omitted from the Current Report as permitted by Item 9.01(a)(3).

Except for the following, this Form 8-K/A No.1 effects no other changes to the Current Report.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses or Funds Acquired.

Sensis Holding Limited, which owns a controlling share of the Sensis operating companies, audited consolidated financial statements for the years ended June 30, 2020 and 2019,  the notes related thereto and the related report of Ernst & Young LLP are filed herewith as Exhibit 99.1 and are incorporated into this Item 9.01(a) by reference.

Sensis Holding Limited, which owns a controlling share of the Sensis operating companies, unaudited consolidated financial statements for the six months ended December 31, 2020 and 2019 and the notes related thereto are filed as Exhibit 99.2 and are incorporated into this Item 9.01(a) by reference.

(b) Pro Forma Financial Information.

The Company’s unaudited pro forma combined statements of operations for the three months ended March 31, 2021 and the year ended December 31, 2020 are filed as Exhibit 99.3 and are incorporated into this Item 9.01(b) by reference.

(d) Exhibits. The following exhibits are filed with this document:

Exhibit Number	Description
23.1	Consent of Ernst & Young LLP
99.1	Sensis Holding Limited-Audited consolidated financial statements for the years ended June 30, 2020 and 2019 and the notes related thereto.
99.2	Sensis Holding Limited-Unaudited consolidated financial statements for the six months ended December 31, 2020 and 2019 and the notes related thereto.
99.3	Unaudited pro forma combined statements of operations for the three months ended March 31, 2021 and the year ended December 31, 2020

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THRYV HOLDINGS, INC.

Date: May 13, 2021	By:	/s/ Paul D. Rouse
Name: Paul D. Rouse
Title: Chief Financial Officer, Executive Vice President and Treasurer